UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07171

Name of Fund: Merrill Lynch Global SmallCap Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill
        Lynch Global SmallCap Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 12/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Global SmallCap Fund, Inc.

Semi-Annual Report
December 31, 2004

[LOGO] Merrill Lynch Investment Managers

A Letter From the President and Chief Investment Officer

[PHOTO]

Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success -- particularly during uncertain times -- is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Chief Investment Officer
                                        Merrill Lynch Investment Managers


2       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

We are pleased to present to you the management team of

Merrill Lynch Global SmallCap Fund, Inc.

[PHOTO]

[PHOTO]

Ken Chiang
Senior Portfolio Manager

Senior Portfolio Manager Ken Chiang originally joined Merrill Lynch Investment Managers in 1991, and left the firm in 1997. He rejoined the firm in 1998 and has headed the Merrill Lynch Global SmallCap Fund team since that time. Mr. Chiang earned a bachelor's degree from Stanford University and an MBA from The Wharton School of the University of Pennsylvania. In addition to Mr. Chiang, the investment team includes Analysts Murali Balaraman, John Coyle and Ben Falcone. Mr. Balaraman earned an undergraduate degree from Delhi University and an MBA from the Indian Institute of Management. Mr. Coyle earned an undergraduate degree from LaSalle College and an MBA from Pace University. Mr. Falcone holds a bachelor's degree from The College of Wooster. All team members are CFA(R) charterholders. Together, the team has more than 45 years of investment experience.

================================================================================
Table of Contents
--------------------------------------------------------------------------------
A Letter From the President ..............................................     2
A Discussion With Your Fund's Portfolio Manager ..........................     4
Performance Data .........................................................     6
Disclosure of Expenses ...................................................     8
Schedule of Investments ..................................................     9
Financial Statements .....................................................    16
Financial Highlights .....................................................    19
Notes to Financial Statements ............................................    24
Portfolio Information ....................................................    30
Officers & Directors .....................................................    31

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by the Association for Investment Management and Research.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund provided attractive double-digit returns for the period, closely tracking the performance of its benchmark and outperforming its comparable Lipper category average.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2004, Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +13.77%, +13.37%, +13.33%, +13.89% and +13.62%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Fund performance was in line with the +13.53% return of the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index and exceeded the +13.25% average return of the Lipper Global Small/Mid-Cap Core Funds category for the same six-month period. (Funds in this Lipper category invest at least 75% of their equity assets in companies inside and outside the United States with market capitalizations, on a three-year weighted basis, less than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.)

Fund performance benefited from stock selection in the consumer discretionary and industrials sectors and an underweight position in the technology sector. The strong absolute performance in most global equity markets came as a result of the easing of oil prices from abnormally high levels, continued low real interest rates, and a U.S. election season that ended with an outcome that reduced the risk of major policy changes. Thankfully, there were no terrorist activities during the election season, which calmed investors' fears in that regard. These positives outweighed the beginning of a U.S. Federal Reserve (Fed) and Chinese interest rate tightening cycle, as well as decelerating gross domestic product (GDP) growth in the United States and Japan.

The Fund's relative returns during the period were negatively impacted by an overweight exposure to the health care sector and an underweight position in financials. In addition, given the strong rise in global small cap equities, any cash position within the Fund also held back relative performance.

What changes were made to the portfolio during the period?

We reduced our overweight position in the energy sector as oil prices eased with the buildup of inventories and a lessening of the fears surrounding potential terrorist disruption of oil supplies. We remained underweight in the utilities, consumer discretionary and information technology sectors. In our view, utilities are not likely to do well as the Fed continues its interest rate tightening cycle, and the consumer discretionary sector is likely to feel the effects of a "tapped-out" consumer, especially in the United States. In addition, the U.S. savings rate per capita is the lowest in history, which does not bode well for future spending. Our underweight position in technology is based on our belief that stock valuations are already reflecting peak earnings, which we expect will be reached in 2005.

The Fund was moderately underweight in the financials sector. This reflects our underweight position in U.S. real estate investment trusts (REITS), although we are finding growth opportunities in the financials sector, particularly in emerging market banks. We remained overweight in materials, given the strong demand prompted by infrastructure growth in China and India, and in health care, where we believe strong growth opportunities exist due to continued innovation. Finally, we are finding stock-specific opportunities in the consumer staples and industrials sectors.

How would you characterize the Fund's position at period-end?

We continue to find interesting investment opportunities on a stock-specific basis. At period-end, the Fund was overweight in Asia (ex-Japan) and Latin America, where the opportunities are compelling given emerging growth prospects and respective valuations. In Asia, we believe the continued unabated growth in China should prove ideal for smaller companies in the region. We will keep a watchful eye on the Chinese policymakers' intent to slow down investment lending and the effects this could have on the strong GDP growth witnessed in past years. In Latin America, we recently added a position in a major Brazilian toll-road operator in an effort to capitalize on the strength of the country's economic growth.


4       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

We are optimistic about the investment prospects in Europe. With the addition of 10 new member countries in the European Union, we are seeing attractive valuations and interesting opportunities emerge. We are more cautious and, in fact, underweight in the United States market. A peaking earnings cycle, modestly higher valuations and multi-year small cap outperformance against the backdrop of a leveraged U.S. consumer and the threat of higher interest rates gives us reason to pause. Nevertheless, we believe opportunities will continue to arise given the innovation of American companies, particularly in the areas of biotechnology, retail specialty formats and technology. We also are underweight in Japan, as recent disappointing GDP growth figures have dampened investor optimism. This could change, however, as operating profits in Japan would benefit significantly in the event of a renewed and more meaningful economic recovery.

For investors with a long-term focus, we believe there are still many opportunities among small cap companies globally. In U.S.-dollar terms, small cap stocks have continued to outperform large cap stocks in several major markets. We believe that our diversified portfolio of small cap companies will continue to prosper, as many of our investments have the potential to emerge as tomorrow's industry leaders given their superior innovation and technology.

Kenneth L. Chiang
Vice President and Senior Portfolio Manager

January 19, 2005


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004      5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% per year and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares made within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                        6-Month                12-Month        10-Year/Since Inception
As of December 31, 2004                              Total Return            Total Return            Total Return
======================================================================================================================
ML Global SmallCap Fund, Inc. Class A Shares*           +13.77%                 +13.77%                 +217.75%
----------------------------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares*           +13.37                  +12.92                  +198.14
----------------------------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares*           +13.33                  +12.87                  +193.43
----------------------------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class I Shares*           +13.89                  +14.06                  +226.03
----------------------------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class R Shares*           +13.62                  +13.51                  + 72.33
----------------------------------------------------------------------------------------------------------------------
MSCI World Index**                                      +10.82                  +14.72              +117.64/+58.11
----------------------------------------------------------------------------------------------------------------------
MSCI World Small Cap Index***                           +13.53                  +24.31                  + 99.38
----------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for Class A, Class B, Class C & Class I Shares and from 2/04/03 for Class R Shares.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. Ten-year/since inception total returns are 10 years and from 2/04/03.
*** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Total return data is not available for the Index prior to 1999; therefore since inception total returns relative to the Fund are not available, except for the period since 2/04/03.


6       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

Performance Data (concluded)

Average Annual Total Return

                                               Return Without      Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/04                             +13.77%           + 7.80%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                           + 7.05            + 5.90
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                            +12.26            +11.65
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    Return            Return
                                                 Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/04                             +12.92%           + 8.92%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                           + 6.22            + 5.90
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                            +11.54            +11.54
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                    Return            Return
                                                 Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/04                             +12.87%           +11.87%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                           + 6.21            + 6.21
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                            +11.37            +11.37
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                               Return Without      Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 12/31/04                             +14.06%           + 8.07%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                           + 7.31            + 6.16
--------------------------------------------------------------------------------
Ten Years Ended 12/31/04                            +12.55            +11.94
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
Class R Shares                                                           Return
================================================================================
One Year Ended 12/31/04                                                  +13.51%
--------------------------------------------------------------------------------
Inception (2/04/03) through 12/31/04                                     +33.09
--------------------------------------------------------------------------------


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004      7

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                               Expenses Paid
                                                      Beginning             Ending           During the Period*
                                                    Account Value        Account Value        July 1, 2004 to
                                                     July 1, 2004      December 31, 2004     December 31, 2004
===============================================================================================================
Actual
===============================================================================================================
Class A                                                 $1,000              $1,137.70              $ 7.60
---------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000              $1,133.70              $11.72
---------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000              $1,133.30              $11.78
---------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000              $1,138.90              $ 6.25
---------------------------------------------------------------------------------------------------------------
Class R                                                 $1,000              $1,136.20              $ 8.94
===============================================================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================================================
Class A                                                 $1,000              $1,018.10              $ 7.17
---------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000              $1,014.22              $11.07
---------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000              $1,014.17              $11.12
---------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000              $1,019.36              $ 5.90
---------------------------------------------------------------------------------------------------------------
Class R                                                 $1,000              $1,016.84              $ 8.44
---------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.41% for Class A, 2.18% for Class B, 2.19% for Class C, 1.16% for Class I and 1.66% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

Schedule of Investments                                        (in U.S. dollars)

Africa                    Industry*                        Shares Held       Common Stocks                               Value
==================================================================================================================================
South Africa--0.7%        Health Care Providers &            7,852,600       Network Healthcare Holdings Ltd.       $    7,038,940
                          Services--0.7%
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Africa--0.7%         7,038,940
==================================================================================================================================
Europe
==================================================================================================================================
Belgium--0.3%             Chemicals--0.3%                       67,500       Tessenderlo Chemie NV                       2,857,075
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Belgium              2,857,075
==================================================================================================================================
Denmark--1.8%             Commercial Services &              1,021,720      +Group 4 Securicor Plc                       2,763,146
                          Supplies--0.3%
                          --------------------------------------------------------------------------------------------------------
                          Electrical Equipment--1.1%         1,007,866      +Vestas Wind Systems A/S (f)                12,523,392
                          --------------------------------------------------------------------------------------------------------
                          Insurance--0.4%                       56,700      +Topdanmark A/S                              4,465,505
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Denmark             19,752,043
==================================================================================================================================
Finland--2.0%             Construction & Engineering--0.8%     342,200       YIT-Yhtyma Oyj                              8,539,883
                          --------------------------------------------------------------------------------------------------------
                          Insurance--0.3%                      292,800       Pohjola Group Plc Class D                   3,378,921
                          --------------------------------------------------------------------------------------------------------
                          Metals & Mining--0.9%                809,000       Rautaruukki Oyj                             9,610,792
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Finland             21,529,596
==================================================================================================================================
France--2.3%              Chemicals--0.6%                    2,753,108       Rhodia SA (f)                               6,548,782
                          --------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication         24,000      +123 Multimedia                              1,229,849
                          Services--0.1%
                          --------------------------------------------------------------------------------------------------------
                          Insurance--1.0%                    5,687,500      +SCOR (f)                                   10,745,718
                          --------------------------------------------------------------------------------------------------------
                          Leisure Equipment &                   27,357       Rodriguez Group                             1,393,322
                          Products--0.6%                        59,229       Trigano SA                                  4,902,876
                                                                                                                    --------------
                                                                                                                         6,296,198
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in France              24,820,547
==================================================================================================================================
Germany--2.2%             Chemicals--0.8%                      156,400       K+S AG (f)                                  8,312,138
                          --------------------------------------------------------------------------------------------------------
                          Electrical Equipment--0.5%           430,400      +SGL Carbon AG (f)                           5,633,753
                          --------------------------------------------------------------------------------------------------------
                          Machinery--0.9%                      585,300      +Singulus Technologies (f)                  10,262,838
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Germany             24,208,729
==================================================================================================================================
Greece--0.9%              Communications Equipment--0.3%       549,800       Intracom SA                                 2,974,316
                          --------------------------------------------------------------------------------------------------------
                          Construction Materials--0.6%         234,900       Titan Cement Co. SA                         6,960,473
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Greece               9,934,789
==================================================================================================================================
Ireland--2.1%             Airlines--1.6%                       425,600      +Ryanair Holdings Plc (a)(f)                17,343,200
                          --------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--0.5%     1,907,300       Fyffes Plc                                  5,003,519
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Ireland             22,346,719
==================================================================================================================================
Italy--3.0%               Building Products--0.7%              469,000       Permasteelisa SpA                           8,045,100
                          --------------------------------------------------------------------------------------------------------
                          Insurance--0.3%                      496,100       Milano Assicurazioni SpA                    2,795,746
                          --------------------------------------------------------------------------------------------------------
                          Media--0.1%                           36,000       Mondo TV SpA                                1,458,203
                          --------------------------------------------------------------------------------------------------------
                          Textiles, Apparel & Luxury           267,800       Benetton Group SpA                          3,544,701
                          Goods--1.9%                          343,700      +Geox SpA                                    2,676,440
                                                               679,700       Marzotto SpA                               13,377,812
                                                                                                                    --------------
                                                                                                                        19,598,953
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Italy               31,898,002
==================================================================================================================================
Netherlands--2.6%         Commercial Services &                903,672      +Tele Atlas NV                              10,907,445
                          Supplies--1.0%
                          --------------------------------------------------------------------------------------------------------
                          Food Products--1.5%                1,230,400       Koninklijke Wessanen NV CVA (f)            15,804,377
                          --------------------------------------------------------------------------------------------------------
                          Machinery--0.1%                       38,800       Stork NV                                    1,336,931
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the
                                                                             Netherlands                                28,048,753
                          ========================================================================================================


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004      9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

Europe
(concluded)               Industry*                        Shares Held       Common Stocks                               Value
==================================================================================================================================
Norway--0.7%              Energy Equipment &                   261,200       ProSafe ASA                            $    7,072,689
                          Services--0.7%
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Norway               7,072,689
==================================================================================================================================
Spain--0.7%               Commercial Services &                190,900       Prosegur CIA de Seguridad SA
                          Supplies--0.4%                                     Registered Shares                           3,757,281
                          --------------------------------------------------------------------------------------------------------
                          Construction & Engineering--0.3%      68,100       Grupo Ferrovial SA                          3,639,652
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Spain                7,396,933
==================================================================================================================================
Sweden--1.0%              Health Care Providers &              800,700       Gambro AB                                  11,235,633
                          Services--1.0%
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Sweden              11,235,633
==================================================================================================================================
Switzerland--1.3%         Health Care Equipment &               93,400      +Ypsomed Holding AG                          7,967,461
                          Supplies--0.7%
                          --------------------------------------------------------------------------------------------------------
                          Insurance--0.6%                       43,358      +Swiss Life Holding (f)                      6,310,570
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Switzerland         14,278,031
==================================================================================================================================
United Kingdom--5.5%      Biotechnology--0.1%                  820,000      +Ark Therapeutics Group Plc                  1,338,171
                          --------------------------------------------------------------------------------------------------------
                          Construction & Engineering--0.7%   1,200,400       Amec Plc                                    6,862,095
                          --------------------------------------------------------------------------------------------------------
                          Electronic Equipment &               400,800       Electrocomponents Plc                       2,191,142
                          Instruments--0.2%
                          --------------------------------------------------------------------------------------------------------
                          Insurance--1.0%                    2,197,061      +Brit Insurance Holdings Plc                 3,321,786
                                                               863,986       St. James's Place Capital Plc               3,516,589
                                                             2,093,400       Wellington Underwriting Plc                 3,587,067
                                                                                                                    --------------
                                                                                                                        10,425,442
                          --------------------------------------------------------------------------------------------------------
                          Internet Software &                  532,000      +Surfcontrol Plc                             5,617,632
                          Services--0.5%
                          --------------------------------------------------------------------------------------------------------
                          Multi-Utilities & Unregulated      4,499,922      +International Power Plc                    13,347,885
                          Power--1.2%
                          --------------------------------------------------------------------------------------------------------
                          Oil & Gas--0.5%                      266,300      +Cairn Energy Plc                            5,572,841
                          --------------------------------------------------------------------------------------------------------
                          Specialty Retail--1.3%             6,522,991       Game Group Plc                              7,608,027
                                                             1,253,100       HMV Group Plc                               6,255,155
                                                                                                                    --------------
                                                                                                                        13,863,182
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the United
                                                                             Kingdom                                    59,218,390
                          ========================================================================================================
                                                                             Total Common Stocks in Europe--26.4%      284,597,929
==================================================================================================================================
Latin America
==================================================================================================================================
Brazil--1.3%              Transportation                       632,000       Cia de Concessoes Rodoviarias              13,825,000
                          Infrastructure--1.3%
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Brazil              13,825,000
==================================================================================================================================
Venezuela--1.4%           Diversified Telecommunication        662,000       Cia Anonima Nacional Telefonos de
                          Services--1.4%                                     Venezuela--CANTV (a)                       14,822,180
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Venezuela           14,822,180
                          ========================================================================================================
                                                                             Total Common Stocks in Latin
                                                                             America--2.7%                              28,647,180
==================================================================================================================================
Middle East
==================================================================================================================================
Israel--0.2%              Communications Equipment--0.0%        18,348      +Alvarion Limited                              243,661
                          --------------------------------------------------------------------------------------------------------
                          Electronic Equipment &                84,000       Lipman Electronic Engineering Ltd.          2,343,600
                          Instruments--0.2%
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the Middle
                                                                             East--0.2%                                  2,587,261
                          ========================================================================================================


10      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

North
America                   Industry*                        Shares Held       Common Stocks                               Value
==================================================================================================================================
Canada--4.5%              Biotechnology--0.4%                  978,700      +Diagnocure Inc.                        $    4,647,835
                          --------------------------------------------------------------------------------------------------------
                          Chemicals--0.8%                      434,200       Methanex Corp.                              7,940,009
                          --------------------------------------------------------------------------------------------------------
                          Insurance--0.6%                       80,900       Industrial Alliance Insurance and
                                                                             Financial Services Inc.                     3,712,967
                                                               115,500       Northbridge Financial Corp.                 2,814,840
                                                                                                                    --------------
                                                                                                                         6,527,807
                          --------------------------------------------------------------------------------------------------------
                          Metals & Mining--1.4%                286,500       Cameco Corp.                               10,031,027
                                                               311,900      +Glamis Gold Ltd.                            5,352,138
                                                                                                                    --------------
                                                                                                                        15,383,165
                          --------------------------------------------------------------------------------------------------------
                          Real Estate--0.6%                    833,800       TGS North American Real Estate
                                                                             Investment Trust                            6,193,565
                          --------------------------------------------------------------------------------------------------------
                          Software--0.7%                       181,800      +Cognos, Inc.                                8,010,108
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Canada              48,702,489
==================================================================================================================================
Cayman Islands--0.2%      Hotels, Restaurants &                 85,900      +The 9 Ltd. (a)                              2,028,958
                          Leisure--0.2%
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the Cayman
                                                                             Islands                                     2,028,958
==================================================================================================================================
United States--37.2%      Auto Components--0.4%                 74,700       Lear Corp.                                  4,557,447
                          --------------------------------------------------------------------------------------------------------
                          Biotechnology--3.8%                  298,000      +Affymetrix, Inc.                           10,891,900
                                                               687,700      +deCODE genetics, Inc. (f)                   5,370,937
                                                               109,000      +OSI Pharmaceuticals, Inc. (f)               8,158,650
                                                               469,200      +Protein Design Labs, Inc.                   9,693,672
                                                               294,000      +Serologicals Corp.                          6,503,280
                                                                                                                    --------------
                                                                                                                        40,618,439
                          --------------------------------------------------------------------------------------------------------
                          Chemicals--0.9%                      170,900       Georgia Gulf Corp.                          8,510,820
                                                                19,900      +The Scotts Co. Class A                      1,463,048
                                                                                                                    --------------
                                                                                                                         9,973,868
                          --------------------------------------------------------------------------------------------------------
                          Commercial Banks--0.4%               113,100       East-West Bancorp, Inc.                     4,745,676
                          --------------------------------------------------------------------------------------------------------
                          Commercial Services &                328,300      +Corinthian Colleges, Inc.                   6,186,814
                          Supplies--1.0%                       375,900      +Educate, Inc.                               4,976,916
                                                                                                                    --------------
                                                                                                                        11,163,730
                          --------------------------------------------------------------------------------------------------------
                          Communications Equipment--1.8%       113,300      +Anaren, Inc.                                1,468,368
                                                               183,100      +Comverse Technology, Inc. (f)               4,476,795
                                                               153,000      +Ditech Communications Corp. (f)             2,287,350
                                                               812,600      +Foundry Networks, Inc.                     10,693,816
                                                                                                                    --------------
                                                                                                                        18,926,329
                          --------------------------------------------------------------------------------------------------------
                          Computers & Peripherals--0.8%         91,700      +Avid Technology, Inc.                       5,662,475
                                                               194,400      +Brocade Communications Systems, Inc.        1,485,216
                                                                75,900      +Emulex Corp.                                1,278,156
                                                                                                                    --------------
                                                                                                                         8,425,847
                          --------------------------------------------------------------------------------------------------------
                          Consumer Finance--1.3%               290,100      +Advance America Cash Advance
                                                                             Centers, Inc. (f)                           6,643,290
                                                               556,400      +Metris Cos., Inc.                           7,094,100
                                                                                                                    --------------
                                                                                                                        13,737,390
                          --------------------------------------------------------------------------------------------------------
                          Containers & Packaging--1.1%         508,600      +Owens-Illinois, Inc.                       11,519,790
                          --------------------------------------------------------------------------------------------------------
                          Distributors--0.6%                   349,500      +Interline Brands Inc.                       6,147,705
                          --------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication        120,200      +Arbinet-Thexchange Inc.                     2,986,970
                          Services--0.3%
                          --------------------------------------------------------------------------------------------------------
                          Electric Utilities--0.4%             157,300       Puget Energy, Inc.                          3,885,310
                          --------------------------------------------------------------------------------------------------------
                          Energy Equipment &                   213,800      +Maverick Tube Corp.                         6,478,140
                          Services--1.4%                       235,800      +Oceaneering International, Inc.             8,800,056
                                                                                                                    --------------
                                                                                                                        15,278,196
                          --------------------------------------------------------------------------------------------------------
                          Food Products--0.1%                  124,000      +Del Monte Foods Co.                         1,366,480
                          --------------------------------------------------------------------------------------------------------


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

North America
(continued)               Industry*                        Shares Held       Common Stocks                               Value
==================================================================================================================================
United States             Health Care Equipment &              234,800      +Advanced Neuromodulation Systems,
(continued)               Supplies--3.5%                                     Inc.                                   $    9,265,208
                                                               244,200      +Arthrocare Corp.                            7,829,052
                                                               133,600       Cooper Cos., Inc.                           9,430,824
                                                               330,600      +Cytyc Corp.                                 9,114,642
                                                               227,800      +OccuLogix, Inc. (f)                         2,341,784
                                                                                                                    --------------
                                                                                                                        37,981,510
                          --------------------------------------------------------------------------------------------------------
                          Health Care Providers &              579,100      +CryoLife, Inc. (f)                          4,094,237
                          Services--1.8%                       217,200      +IDX Systems Corp.                           7,484,712
                                                               194,000      +Pharmaceutical Product Development,
                                                                             Inc.                                        8,010,260
                                                                                                                    --------------
                                                                                                                        19,589,209
                          --------------------------------------------------------------------------------------------------------
                          Hotels, Restaurants &                142,500      +The Cheesecake Factory (f)                  4,626,975
                          Leisure--2.5%                         68,700      +Las Vegas Sands Corp. (f)                   3,297,600
                                                               410,000      +Multimedia Games, Inc.                      6,461,600
                                                               239,476      +Red Robin Gourmet Burgers, Inc.            12,804,782
                                                                                                                    --------------
                                                                                                                        27,190,957
                          --------------------------------------------------------------------------------------------------------
                          Insurance--0.9%                       40,200       Everest Re Group Ltd.                       3,600,312
                                                               343,700      +KMG America Corp (f)                        3,780,700
                                                                55,000       RenaissanceRe Holdings Ltd.                 2,864,400
                                                                                                                    --------------
                                                                                                                        10,245,412
                          --------------------------------------------------------------------------------------------------------
                          Internet Software &                1,042,700      +SupportSoft, Inc.                           6,944,382
                          Services--0.6%
                          --------------------------------------------------------------------------------------------------------
                          Leisure Equipment &                  233,000       Callaway Golf Co.                           3,145,500
                          Products--0.9%                       310,000      +Marvel Enterprises, Inc.                    6,348,800
                                                                                                                    --------------
                                                                                                                         9,494,300
                          --------------------------------------------------------------------------------------------------------
                          Machinery--1.4%                      209,800      +Commercial Vehicle Group, Inc.              4,579,934
                                                               372,400      +Flowserve Corp.                            10,255,896
                                                                                                                    --------------
                                                                                                                        14,835,830
                          --------------------------------------------------------------------------------------------------------
                          Metals & Mining--0.9%                133,900       Arch Coal, Inc. (f)                         4,758,806
                                                               129,800      +Wheeling-Pittsburgh Corp.                   5,002,492
                                                                                                                    --------------
                                                                                                                         9,761,298
                          --------------------------------------------------------------------------------------------------------
                          Oil & Gas--1.2%                      329,100      +Remington Oil & Gas Corp.                   8,967,975
                                                               247,662       TOP Tankers, Inc.                           4,024,507
                                                                                                                    --------------
                                                                                                                        12,992,482
                          --------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--0.1%                 59,000      +Noven Pharmaceuticals, Inc.                 1,006,540
                          --------------------------------------------------------------------------------------------------------
                          Real Estate--0.2%                    106,900       IMPAC Mortgage Holdings, Inc.               2,423,423
                          --------------------------------------------------------------------------------------------------------
                          Semiconductors & Semiconductor       585,700      +Cypress Semiconductor Corp.                 6,870,261
                          Equipment--1.4%                      307,400       Intersil Corp. Class A                      5,145,876
                                                               187,600      +PowerDsine Ltd.                             2,573,872
                                                                                                                    --------------
                                                                                                                        14,590,009
                          --------------------------------------------------------------------------------------------------------
                          Software--3.1%                       489,900      +Informatica Corp.                           3,977,988
                                                               179,500      +NAVTEQ Corp.                                8,321,620
                                                               761,000      +Siebel Systems, Inc.                        7,990,500
                                                               442,000      +Sybase, Inc.                                8,817,900
                                                               121,300      +Take-Two Interactive Software, Inc.         4,220,027
                                                                                                                    --------------
                                                                                                                        33,328,035
                          --------------------------------------------------------------------------------------------------------
                          Specialty Retail--1.3%               151,000       Abercrombie & Fitch Co. Class A             7,089,450
                                                               237,000      +AnnTaylor Stores Corp.                      5,102,610
                                                                67,200      +Build-A-Bear Workshop, Inc.                 2,362,080
                                                                                                                    --------------
                                                                                                                        14,554,140
                          --------------------------------------------------------------------------------------------------------


12      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

North America
(concluded)               Industry*                        Shares Held       Common Stocks                               Value
==================================================================================================================================
United States             Textiles, Apparel & Luxury           235,500       Polo Ralph Lauren Corp.                $   10,032,300
(concluded)               Goods--0.9%
                          --------------------------------------------------------------------------------------------------------
                          Thrifts & Mortgage Finance--1.0%     243,100       Clifton Savings Bancorp, Inc.               2,953,665
                                                               322,900       Provident Bancorp, Inc.                     4,259,051
                                                               195,500       Rainier Pacific Financial Group,
                                                                             Inc.                                        3,499,450
                                                                                                                    --------------
                                                                                                                        10,712,166
                          --------------------------------------------------------------------------------------------------------
                          Trading Companies &                  500,000      +UAP Holding Corp.                           8,635,000
                          Distributors--0.8%
                          --------------------------------------------------------------------------------------------------------
                          Wireless Telecommunication           138,200      +Western Wireless Corp. Class A              4,049,260
                          Services--0.4%
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the United
                                                                             States                                    401,699,430
                          ========================================================================================================
                                                                             Total Common Stocks in North
                                                                             America--41.9%                            452,430,877
==================================================================================================================================
Pacific Basin
==================================================================================================================================
Australia--5.8%           Airlines--1.1%                     4,132,900       Qantas Airways Ltd.                        12,019,584
                          --------------------------------------------------------------------------------------------------------
                          Beverages--0.6%                      993,600       Lion Nathan Ltd.                            6,698,394
                          --------------------------------------------------------------------------------------------------------
                          Health Care Equipment &            1,335,809       Ansell Ltd.                                 9,350,966
                          Supplies--1.4%                       284,300       Cochlear Ltd.                               5,627,285
                                                                                                                    --------------
                                                                                                                        14,978,251
                          --------------------------------------------------------------------------------------------------------
                          Insurance--0.7%                    1,649,877       Promina Group Ltd.                          6,984,028
                          --------------------------------------------------------------------------------------------------------
                          Metals & Mining--1.4%              7,213,356      +Lihir Gold Ltd.                             6,559,277
                                                             3,948,500       Portman Ltd.                                8,697,593
                                                                                                                    --------------
                                                                                                                        15,256,870
                          --------------------------------------------------------------------------------------------------------
                          Oil & Gas--0.2%                    1,700,400      +Tap Oil Ltd.                                2,239,345
                          --------------------------------------------------------------------------------------------------------
                          Real Estate--0.4%                  3,594,900       CFS Gandel Retail Trust                     4,508,867
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Australia           62,685,339
==================================================================================================================================
China--0.9%               Commercial Services &                 71,200      +51job, Inc. (a)                             3,700,264
                          Supplies--0.7%                       221,300      +eLong, Inc. (a)                             4,127,245
                                                                                                                    --------------
                                                                                                                         7,827,509
                          --------------------------------------------------------------------------------------------------------
                          Internet Software &                  209,475      +Ninetowns Digital World Trade
                          Services--0.2%                                     Holdings Ltd. (a)                           2,251,856
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in China               10,079,365
==================================================================================================================================
Hong Kong--1.8%           Diversified Telecommunication        116,900      +China Netcom Group Corp. Hong Kong
                          Services--0.3%                                     Ltd. (a)                                    3,128,244
                          --------------------------------------------------------------------------------------------------------
                          Electronic Equipment &             1,311,500       Kingboard Chemical Holdings Ltd.            2,775,635
                          Instruments--0.2%
                          --------------------------------------------------------------------------------------------------------
                          Marine--0.4%                       4,530,000       China Shipping Development Co., Ltd.        4,021,383
                          --------------------------------------------------------------------------------------------------------
                          Media--0.9%                       10,141,500      +Clear Media Ltd.                            9,459,502
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Hong Kong           19,384,764
==================================================================================================================================
India--1.3%               Media--0.5%                        1,293,800       ZEE Telefilms Ltd.                          5,092,459
                          --------------------------------------------------------------------------------------------------------
                          Specialty Retail--0.8%               529,000       Pantaloon Retail India Ltd.                 8,918,889
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in India               14,011,348
==================================================================================================================================
Indonesia--3.0%           Commercial Banks--2.2%            29,210,600       PT Bank Danamon Indonesia Tbk              13,767,452
                                                            45,871,200       PT Bank Mandiri Persero Tbk                 9,512,745
                                                                                                                    --------------
                                                                                                                        23,280,197
                          --------------------------------------------------------------------------------------------------------
                          Food Products--0.6%               72,352,200       PT Indofood Sukses Makmur Tbk               6,235,579
                          --------------------------------------------------------------------------------------------------------
                          Media--0.2%                       36,422,600       PT Surya Citra Media Tbk                    2,746,654
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Indonesia           32,262,430
                          ========================================================================================================


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     13

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

Pacific Basin
(concluded)               Industry*                        Shares Held       Common Stocks                               Value
==================================================================================================================================
Japan--5.0%               Air Freight & Logistics--0.2%        645,000       Senko Co., Ltd.                        $    2,480,043
                          --------------------------------------------------------------------------------------------------------
                          Capital Markets--0.2%                691,000       Shinko Securities Co., Ltd.                 2,245,565
                          --------------------------------------------------------------------------------------------------------
                          Commercial Banks--0.4%               439,000       The Bank of Kyoto Ltd.                      3,898,604
                          --------------------------------------------------------------------------------------------------------
                          Commercial Services &                126,800       Benesse Corp.                               4,442,393
                          Supplies--0.4%
                          --------------------------------------------------------------------------------------------------------
                          Consumer Finance--1.4%               117,200       Diamond Lease Co., Ltd.                     4,574,998
                                                             1,442,800       Lopro Corp. (f)                            11,052,972
                                                                                                                    --------------
                                                                                                                        15,627,970
                          --------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication          5,500       eAccess Ltd. (f)                            4,857,519
                          Services--0.5%
                          --------------------------------------------------------------------------------------------------------
                          Machinery--0.4%                      850,000       NSK Ltd.                                    4,271,982
                          --------------------------------------------------------------------------------------------------------
                          Metals & Mining--0.5%              1,077,200       Aichi Steel Corp.                           5,697,691
                          --------------------------------------------------------------------------------------------------------
                          Real Estate--0.5%                  1,161,000       Tokyu Land Corp.                            4,849,302
                          --------------------------------------------------------------------------------------------------------
                          Specialty Retail--0.5%               126,800       Yamada Denki Co., Ltd.                      5,432,341
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Japan               53,803,410
==================================================================================================================================
Malaysia--0.8%            Airlines--0.8%                    20,377,400      +AirAsia BHD                                 8,901,706
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Malaysia             8,901,706
==================================================================================================================================
Philippines--1.1%         Commercial Banks--1.1%            11,031,200       Bank of the Philippine Islands             10,318,717
                                                             5,200,200      +Metropolitan Bank & Trust Company           2,455,328
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the
                                                                             Philippines                                12,774,045
==================================================================================================================================
Singapore--1.5%           Food Products--1.5%               17,542,000       People's Food Holdings Ltd.                16,119,211
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Singapore           16,119,211
==================================================================================================================================
South Korea--0.9%         Auto Components--0.3%                387,000       Halla Climate Control                       3,831,868
                          --------------------------------------------------------------------------------------------------------
                          Hotels, Restaurants &                478,000       Kangwon Land Inc.                           6,210,491
                          Leisure--0.6%
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in South Korea         10,042,359
==================================================================================================================================
Taiwan--1.9%              Containers & Packaging--0.2%       2,310,521       Taiwan Hon Chuan Enterprise Co.,
                                                                             Ltd.                                        2,092,520
                          --------------------------------------------------------------------------------------------------------
                          Electronic Equipment &             1,250,000       Delta Electronics Inc.                      2,208,899
                          Instruments--0.2%
                          --------------------------------------------------------------------------------------------------------
                          Leisure Equipment &                2,291,000       Giant Manufacturing Co., Ltd.               3,940,028
                          Products--0.7%                     4,161,540       Premier Image Technology Corp.              4,110,325
                                                                                                                    --------------
                                                                                                                         8,050,353
                          --------------------------------------------------------------------------------------------------------
                          Machinery--0.8%                    1,744,600       MIN AIK Technology Co., Ltd.                3,660,962
                                                             1,494,012       Taiwan Green Point Enterprise Co.,
                                                                             Ltd.                                        4,667,314
                                                                                                                    --------------
                                                                                                                         8,328,276
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Taiwan              20,680,048
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the Pacific
                                                                             Basin--24.0%                              260,744,025
                          ========================================================================================================
                                                                             Total Investments in Common Stocks
                                                                             (Cost--$819,705,940)--95.9%             1,036,046,212
==================================================================================================================================

North America                                                                Mutual Funds
==================================================================================================================================
United States--0.6%       Semiconductors & Semiconductor       193,300       Semiconductor HOLDRs Trust (d)              6,448,488
                          Equipment--0.6%
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Investments in Mutual Funds
                                                                             (Cost--$5,792,929)--0.6%                    6,448,488
==================================================================================================================================


14      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

Schedule of Investments (concluded)                            (in U.S. dollars)

Pacific
Basin                     Industry*                        Shares Held       Warrants (e)                                Value
==================================================================================================================================
Hong Kong--0.0%           Bio-Technology--0.0%                 113,250       Global Bio-Chem Technology Group
                                                                             Company Limited                        $        5,391
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Investments in Warrants
                                                                             (Cost--$0)--0.0%                                5,391
==================================================================================================================================

                                                   Beneficial Interest       Short-Term Securities
                          ========================================================================================================
                                                           $ 5,114,937       Merrill Lynch Liquidity Series, LLC
                                                                             Cash Sweep Series I (b)                     5,114,937
                                                            86,480,713       Merrill Lynch Liquidity Series, LLC
                                                                             Money Market Series (b)(c)                 86,480,713
                          ========================================================================================================

                                                             Face Amount
                          ========================================================================================================
                          U.S. Government                                    U.S. Treasury Bills:
                          Obligations**                    $   980,000          1.69% due 2/10/2005                        978,004
                                                             1,255,000          1.73% due 2/17/2005                      1,251,933
                                                             7,400,000          2.13% due 2/24/2005                      7,378,866
                          --------------------------------------------------------------------------------------------------------
                                                                             Total Investments in Short-Term
                                                                             Securities (Cost--$101,201,410)--9.4%     101,204,453
                          ========================================================================================================
                          Total Investments (Cost--$926,700,279++)--105.9%                                           1,143,704,544

                          Liabilities in Excess of Other Assets--(5.9%)                                                (64,191,396)
                                                                                                                    --------------
                          Net Assets--100.0%                                                                        $1,079,513,148
                                                                                                                    ==============

+     Non-income producing security.
++ The cost and unrealized appreciation/depreciation of investments, as of December 31, 2004 as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 931,529,279
                                                                  =============
      Gross unrealized appreciation ...............               $ 222,672,678
      Gross unrealized depreciation ...............                 (10,497,413)
                                                                  -------------
      Net unrealized appreciation .................               $ 212,175,265
                                                                  =============

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** Certain U.S. government obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)   Depositary Receipts.
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                         Net           Interest
      Affiliate                                       Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I ..............          $(93,730,056)    $    176,409
      Merrill Lynch Liquidity Series, LLC
       Money Market Series ..............          $ 18,820,764     $    236,238
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d) Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs Trust holds shares of Common Stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.
(e) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(f)   Security, or a portion of security, is on loan.

      Short sales entered into as of December 31, 2004 were as follows:
      --------------------------------------------------------------------------
      Shares                         Issue                               Value
      --------------------------------------------------------------------------
      200,000           Robert Half International Inc.               $ 5,886,000
      --------------------------------------------------------------------------
      Total (Proceeds--$5,148,013)                                   $ 5,886,000
                                                                     ===========

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     15

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of December 31, 2004
=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including
                        securities loaned of $82,793,365) (identified cost--$835,104,629)                         $ 1,052,108,894
                       Investments in affiliated securities, at value (identified
                        cost--$91,595,650) ...............................................                             91,595,650
                       Cash ..............................................................                                317,481
                       Foreign cash (cost--$3,434,461) ...................................                              3,629,787
                       Receivables:
                          Securities sold ................................................    $    28,107,445
                          Capital shares sold ............................................          3,222,811
                          Dividends ......................................................          1,427,429
                          Securities lending .............................................             51,863
                          Interest from affiliates .......................................             13,664          32,823,212
                                                                                              ---------------
                       Prepaid expenses and other assets .................................                                 53,165
                                                                                                                  ---------------
                       Total assets ......................................................                          1,180,528,189
                                                                                                                  ---------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .........................                             86,480,713
                       Common stocks sold short, at value (proceeds--$5,148,013) .........                              5,886,000
                       Deferred foreign capital gain tax .................................                                404,869
                       Payables:
                          Securities purchased ...........................................          4,449,919
                          Capital shares redeemed ........................................          2,068,838
                          Investment adviser .............................................            849,073
                          Distributor ....................................................            428,003
                          Other affiliates ...............................................            332,169           8,128,002
                                                                                              ---------------
                       Accrued expenses ..................................................                                115,457
                                                                                                                  ---------------
                       Total liabilities .................................................                            101,015,041
                                                                                                                  ---------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                        $ 1,079,513,148
                                                                                                                  ===============
=================================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------------
                       Class A Common Stock, $.10 par value, 100,000,000 shares authorized                        $       855,498
                       Class B Common Stock, $.10 par value, 100,000,000 shares authorized                                723,076
                       Class C Common Stock, $.10 par value, 100,000,000 shares authorized                              1,347,149
                       Class I Common Stock, $.10 par value, 100,000,000 shares authorized                              1,719,209
                       Class R Common Stock, $.10 par value, 100,000,000 shares authorized                                 32,603
                       Paid-in capital in excess of par ..................................                            868,068,781
                       Accumulated distributions in excess of investment income--net .....    $    (2,216,117)
                       Accumulated realized capital losses--net ..........................         (7,088,696)
                       Unrealized appreciation--net ......................................        216,071,645
                                                                                              ---------------
                       Total accumulated earnings--net ...................................                            206,766,832
                                                                                                                  ---------------
                       Net Assets ........................................................                        $ 1,079,513,148
                                                                                                                  ===============
=================================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $199,746,272 and 8,554,979 shares
                        outstanding ......................................................                        $         23.35
                                                                                                                  ===============
                       Class B--Based on net assets of $164,933,830 and 7,230,759 shares
                        outstanding ......................................................                        $         22.81
                                                                                                                  ===============
                       Class C--Based on net assets of $302,444,755 and 13,471,485 shares
                        outstanding ......................................................                        $         22.45
                                                                                                                  ===============
                       Class I--Based on net assets of $404,941,280 and 17,192,092 shares
                        outstanding ......................................................                        $         23.55
                                                                                                                  ===============
                       Class R--Based on net assets of $7,447,011 and 326,027 shares
                        outstanding ......................................................                        $         22.84
                                                                                                                  ===============

      See Notes to Financial Statements.


16      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

Statement of Operations

For the Six Months Ended December 31, 2004
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $588,196 foreign withholding tax) ...............                        $     7,856,890
                       Interest (including $176,409 from affiliates) .....................                                276,825
                       Securities lending--net ...........................................                                236,238
                                                                                                                  ---------------
                       Total income ......................................................                              8,369,953
                                                                                                                  ---------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $     3,912,551
                       Account maintenance and distribution fees--Class C ................          1,246,073
                       Account maintenance and distribution fees--Class B ................            755,161
                       Transfer agent fees--Class I ......................................            328,359
                       Transfer agent fees--Class C ......................................            278,246
                       Account maintenance fees--Class A .................................            212,651
                       Transfer agent fees--Class B ......................................            164,416
                       Transfer agent fees--Class A ......................................            161,886
                       Accounting services ...............................................            158,018
                       Custodian fees ....................................................            149,389
                       Printing and shareholder reports ..................................             86,056
                       Registration fees .................................................             56,473
                       Professional fees .................................................             34,926
                       Directors' fees and expenses ......................................             22,951
                       Account maintenance and distribution fees--Class R ................             13,221
                       Pricing fees ......................................................              8,260
                       Transfer agent fees--Class R ......................................              5,067
                       Other .............................................................             28,034
                                                                                              ---------------
                       Total expenses ....................................................                              7,621,738
                                                                                                                  ---------------
                       Investment income--net ............................................                                748,215
                                                                                                                  ---------------
=================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
---------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................          7,829,329
                          Short sales--net ...............................................         (1,533,689)
                          Foreign currency transactions--net .............................           (825,240)          5,470,400
                                                                                              ---------------
                       Change in unrealized appreciation/depreciation on:
                          Investments (net of $404,869 deferred foreign capital gain
                           tax)--net .....................................................        123,057,715
                          Short sales--net ...............................................           (737,987)
                          Foreign currency transactions--net .............................            282,997         122,602,725
                                                                                              -----------------------------------
                       Total realized and unrealized gain--net ...........................                            128,073,125
                                                                                                                  ---------------
                       Net Increase in Net Assets Resulting from Operations ..............                        $   128,821,340
                                                                                                                  ===============

      See Notes to Financial Statements


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     17

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                For the Six           For the
                                                                                                Months Ended         Year Ended
                                                                                                December 31,          June 30,
Increase (Decrease) in Net Assets:                                                                  2004                2004
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $       748,215     $     1,537,980
                       Realized gain--net ................................................          5,470,400          61,638,502
                       Change in unrealized appreciation/depreciation--net ...............        122,602,725          41,195,432
                                                                                              -----------------------------------
                       Net increase in net assets resulting from operations ..............        128,821,340         104,371,914
                                                                                              -----------------------------------
=================================================================================================================================
Dividends to Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................           (476,260)         (1,216,426)
                          Class B ........................................................                 --            (127,181)
                          Class C ........................................................             (7,146)           (314,704)
                          Class I ........................................................         (1,313,144)         (1,918,462)
                          Class R ........................................................            (11,525)             (2,956)
                                                                                              -----------------------------------
                       Net decrease in net assets resulting from dividends to shareholders         (1,808,075)         (3,579,729)
                                                                                              -----------------------------------
=================================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share transactions         100,016,860         351,800,230
                                                                                              -----------------------------------
=================================================================================================================================
Redemption Fees
---------------------------------------------------------------------------------------------------------------------------------
                       Redemption fees ...................................................              5,333                  --
                                                                                              -----------------------------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................        227,035,458         452,592,415
                       Beginning of period ...............................................        852,477,690         399,885,275
                                                                                              -----------------------------------
                       End of period* ....................................................    $ 1,079,513,148     $   852,477,690
                                                                                              ===================================
                          * Accumulated distributions in excess of investment income--net     $    (2,216,117)    $    (1,156,257)
                                                                                              ===================================

      See Notes to Financial Statements.


18      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

Financial Highlights

                                                                                               Class A
                                                                   -------------------------------------------------------------
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended            For the Year Ended June 30,
                                                                   December 31,  -----------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004         2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $  20.59      $  16.70     $  16.44     $  18.23     $  19.76
                                                                   -------------------------------------------------------------
                       Investment income--net** ...............         .04           .10          .01          .02          .03
                       Realized and unrealized gain (loss)--net        2.78          3.98          .25        (1.45)        (.77)
                                                                   -------------------------------------------------------------
                       Total from investment operations .......        2.82          4.08          .26        (1.43)        (.74)
                                                                   -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............        (.06)         (.19)          --         (.34)          --
                          Realized gain--net ..................          --            --           --         (.02)        (.64)
                          In excess of realized gain--net .....          --            --           --           --         (.15)
                                                                   -------------------------------------------------------------
                       Total dividends and distributions ......        (.06)         (.19)          --         (.36)        (.79)
                                                                   -------------------------------------------------------------
                       Net asset value, end of period .........    $  23.35      $  20.59     $  16.70     $  16.44     $  18.23
                                                                   =============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       13.77%@       24.60%        1.58%       (7.98%)      (3.83%)
                                                                   =============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................        1.41%+        1.45%        1.58%        1.51%        1.54%
                                                                   =============================================================
                       Investment income--net .................         .41%+         .48%         .06%         .12%         .16%
                                                                   =============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $199,746      $160,373     $ 97,517     $ 69,345     $ 55,633
                                                                   =============================================================
                       Portfolio turnover .....................       58.99%       181.20%      156.26%      138.22%      179.58%
                                                                   =============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     19

[LOGO] Merrill Lynch Investment Managers

                                                                                               Class B
                                                                   -------------------------------------------------------------
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended            For the Year Ended June 30,
                                                                   December 31,  -----------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004         2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $  20.12      $  16.30     $  16.17     $  17.93     $  19.51
                                                                   -------------------------------------------------------------
                       Investment loss--net** .................        (.04)         (.06)        (.11)        (.12)        (.12)
                       Realized and unrealized gain (loss)--net        2.73          3.90          .24        (1.42)        (.75)
                                                                   -------------------------------------------------------------
                       Total from investment operations .......        2.69          3.84          .13        (1.54)        (.87)
                                                                   -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............          --          (.02)          --         (.20)          --
                          Realized gain--net ..................          --            --           --         (.02)        (.58)
                          In excess of realized gain--net .....          --            --           --           --         (.13)
                                                                   -------------------------------------------------------------
                       Total dividends and distributions ......          --          (.02)          --         (.22)        (.71)
                                                                   -------------------------------------------------------------
                       Net asset value, end of period .........    $  22.81      $  20.12     $  16.30     $  16.17     $  17.93
                                                                   =============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       13.37%@       23.55%         .80%       (8.70%)      (4.57%)
                                                                   =============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................        2.18%+        2.23%        2.36%        2.29%        2.30%
                                                                   =============================================================
                       Investment loss--net ...................        (.35%)+       (.33%)       (.79%)       (.71%)       (.64%)
                                                                   =============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $164,934      $149,575     $102,822     $125,895     $127,867
                                                                   =============================================================
                       Portfolio turnover .....................       58.99%       181.20%      156.26%      138.22%      179.58%
                                                                   =============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


20      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

                                                                                               Class C
                                                                   -------------------------------------------------------------
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended            For the Year Ended June 30,
                                                                   December 31,  -----------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004         2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $  19.81      $  16.07     $  15.94     $  17.72     $  19.34
                                                                   -------------------------------------------------------------
                       Investment loss--net** .................        (.04)         (.05)        (.11)        (.09)        (.11)
                       Realized and unrealized gain (loss)--net        2.68          3.83          .24        (1.43)        (.75)
                                                                   -------------------------------------------------------------
                       Total from investment operations .......        2.64          3.78          .13        (1.52)        (.86)
                                                                   -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............          --+         (.04)          --         (.24)          --
                          Realized gain--net ..................          --            --           --         (.02)        (.62)
                          In excess of realized gain--net .....          --            --           --           --         (.14)
                                                                   -------------------------------------------------------------
                       Total dividends and distributions ......          --+         (.04)          --         (.26)        (.76)
                                                                   -------------------------------------------------------------
                       Net asset value, end of period .........    $  22.45      $  19.81     $  16.07     $  15.94     $  17.72
                                                                   =============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       13.33%@       23.57%         .82%       (8.71%)      (4.57%)
                                                                   =============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................        2.19%++       2.23%        2.37%        2.30%        2.32%
                                                                   =============================================================
                       Investment loss--net ...................        (.38%)++      (.27%)       (.75%)       (.57%)       (.61%)
                                                                   =============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $302,445      $218,841     $ 88,698     $ 73,731     $ 41,920
                                                                   =============================================================
                       Portfolio turnover .....................       58.99%       181.20%      156.26%      138.22%      179.58%
                                                                   =============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $(.01) per share.
++    Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     21

[LOGO] Merrill Lynch Investment Managers

                                                                                               Class I
                                                                   -------------------------------------------------------------
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended            For the Year Ended June 30,
                                                                   December 31,  -----------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004         2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $  20.77      $  16.85     $  16.55     $  18.33     $  19.84
                                                                   -------------------------------------------------------------
                       Investment income--net** ...............         .07           .16          .04          .07          .08
                       Realized and unrealized gain (loss)--net        2.79          4.01          .26        (1.46)        (.77)
                                                                   -------------------------------------------------------------
                       Total from investment operations .......        2.86          4.17          .30        (1.39)        (.69)
                                                                   -------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............        (.08)         (.25)          --         (.37)          --
                          Realized gain--net ..................          --            --           --         (.02)        (.66)
                          In excess of realized gain--net .....          --            --           --           --         (.16)
                                                                   -------------------------------------------------------------
                       Total dividends and distributions ......        (.08)         (.25)          --         (.39)        (.82)
                                                                   -------------------------------------------------------------
                       Net asset value, end of period .........    $  23.55      $  20.77     $  16.85     $  16.55     $  18.33
                                                                   =============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       13.89%@       24.92%        1.81%       (7.73%)      (3.60%)
                                                                   =============================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................        1.16%+        1.19%        1.32%        1.26%        1.28%
                                                                   =============================================================
                       Investment income--net .................         .66%+         .81%         .28%         .40%         .42%
                                                                   =============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $404,941      $319,509     $110,848     $ 94,018     $ 71,194
                                                                   =============================================================
                       Portfolio turnover .....................       58.99%       181.20%      156.26%      138.22%      179.58%
                                                                   =============================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


22      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

Financial Highlights (concluded)

                                                                                              Class R
                                                                           ---------------------------------------------------
The following per share data and ratios have been derived                  For the Six        For the         For the Period
from information provided in the financial statements.                     Months Ended      Year Ended      February 4, 2003+
                                                                           December 31,       June 30,           to June 30,
Increase (Decrease) in Net Asset Value:                                       2004              2004                2003
==============================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....          $   20.16         $   16.42               $   13.47
                                                                           ---------------------------------------------------
                       Investment income--net*** ................                .01               .16                     .10
                       Realized and unrealized gain--net ........               2.72              3.82                    2.85
                                                                           ---------------------------------------------------
                       Total from investment operations .........               2.73              3.98                    2.95
                                                                           ---------------------------------------------------
                       Less dividends from investment income--net               (.05)             (.24)                     --
                                                                           ---------------------------------------------------
                       Net asset value, end of period ...........          $   22.84         $   20.16               $   16.42
                                                                           ===================================================
==============================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......              13.62%@           24.42%                  21.90%@
                                                                           ===================================================
==============================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Expenses .................................               1.66%*            1.63%                   1.83%*
                                                                           ===================================================
                       Investment income--net ...................                .12%*             .83%                    .46%*
                                                                           ===================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .          $   7,447         $   4,179                      --++
                                                                           ===================================================
                       Portfolio turnover .......................              58.99%           181.20%                 156.26%
                                                                           ===================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     23

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net


24      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004
asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     25

[LOGO] Merrill Lynch Investment Managers

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Short sales -- When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


26      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..85%, on an annual basis, of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ................................             .25%                --
Class B ................................             .25%               .75%
Class C ................................             .25%               .75%
Class R ................................             .25%               .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended December 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 17,288              $228,615
Class I ............................              $    108              $  1,402
--------------------------------------------------------------------------------

For the six months ended December 31, 2004, MLPF&S received contingent deferred sales charges of $82,448 and $35,380 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $184 relating to transactions subject to front-end sales charge waivers in Class A.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2004, the Fund lent securities with a value of $6,665,848 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended December 31, 2004, MLIM, LLC received $101,849 in securities lending agent fees.

In addition, MLPF&S received $165,585 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2004.

For the six months ended December 31, 2004, the Fund reimbursed MLIM $8,856 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FAMD, FDS and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2004 were $610,352,189 and $527,525,781, respectively.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     27

[LOGO] Merrill Lynch Investment Managers

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $100,016,860 and $351,800,230 for the six months ended December 31, 2004 and for the year ended June 30, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended December 31, 2004                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,587,282       $  33,117,078
Automatic conversion of shares .........            278,291           5,818,412
Shares issued to shareholders in
   reinvestment of dividends ...........             21,910             410,154
                                              ---------------------------------
Total issued ...........................          1,887,483          39,345,644
Shares redeemed ........................         (1,123,247)        (23,239,558)
                                              ---------------------------------
Net increase ...........................            764,236       $  16,106,086
                                              =================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2004                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,447,351       $  69,309,322
Automatic conversion of shares .........            460,197           9,131,982
Shares issued to shareholders in
   reinvestment of dividends ...........             55,282           1,023,578
                                              ---------------------------------
Total issued ...........................          3,962,830          79,464,882
Shares redeemed ........................         (2,011,482)        (40,210,764)
                                              ---------------------------------
Net increase ...........................          1,951,348       $  39,254,118
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended December 31, 2004                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            922,014       $  18,571,272
                                              ---------------------------------
Automatic conversion of shares .........           (284,626)         (5,818,412)
Shares redeemed ........................           (838,947)        (17,010,171)
                                              ---------------------------------
Total redeemed .........................         (1,123,573)        (22,828,583)
                                              ---------------------------------
Net decrease ...........................           (201,559)      $  (4,257,311)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2004                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,934,014       $  56,799,922
Shares issued to shareholders in
   reinvestment of dividends ...........              5,802             113,713
                                              ---------------------------------
Total issued ...........................          2,939,816          56,913,635
                                              ---------------------------------
Automatic conversion of shares .........           (470,162)         (9,131,982)
Shares redeemed ........................         (1,346,740)        (26,425,128)
                                              ---------------------------------
Total redeemed .........................         (1,816,902)        (35,557,110)
                                              ---------------------------------
Net increase ...........................          1,122,914       $  21,356,525
                                              =================================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended December 31, 2004                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,720,315       $  74,307,487
Shares issued to shareholders in
   reinvestment of dividends ...........                359               6,488
                                              ---------------------------------
Total issued ...........................          3,720,674          74,313,975
Shares redeemed ........................         (1,296,753)        (26,009,597)
                                              ---------------------------------
Net increase ...........................          2,423,921       $  48,304,378
                                              =================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2004                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,710,643       $ 129,268,584
Shares issued to shareholders in
   reinvestment of dividends ...........             15,519             287,140
                                              ---------------------------------
Total issued ...........................          6,726,162         129,555,724
Shares redeemed ........................         (1,199,757)        (23,046,568)
                                              ---------------------------------
Net increase ...........................          5,526,405       $ 106,509,156
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended December 31, 2004                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,913,471       $  81,365,240
Shares issued to shareholders in
   reinvestment of dividends ...........             55,477           1,046,844
                                              ---------------------------------
Total issued ...........................          3,968,948          82,412,084
Shares redeemed ........................         (2,162,753)        (45,017,082)
                                              ---------------------------------
Net increase ...........................          1,806,195       $  37,395,002
                                              =================================


28      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended June 30, 2004                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................         11,493,912       $ 235,106,778
Shares issued to shareholders in
   reinvestment of dividends ...........             94,632           1,767,581
                                              ---------------------------------
Total issued ...........................         11,588,544         236,874,359
Shares redeemed ........................         (2,780,293)        (56,459,021)
                                              ---------------------------------
Net increase ...........................          8,808,251       $ 180,415,338
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended December 31, 2004                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            171,632       $   3,593,238
Shares issued to shareholders in
   reinvestment of dividends ...........                629              11,524
                                              ---------------------------------
Total issued ...........................            172,261           3,604,762
Shares redeemed ........................            (53,551)         (1,136,057)
                                              ---------------------------------
Net increase ...........................            118,710       $   2,468,705
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended June 30, 2004                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            221,944       $   4,557,861
Shares issued to shareholders in
   reinvestment of dividends ...........                154               2,956
                                              ---------------------------------
Total issued ...........................            222,098           4,560,817
Shares redeemed ........................            (14,788)           (295,724)
                                              ---------------------------------
Net increase ...........................            207,310       $   4,265,093
                                              =================================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the six months ended December 31, 2004, the Fund charged a redemption fee of $5,333.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Commitments:

At December 31, 2004, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,456,000 and $3,569,000, respectively.

7. Capital Loss Carryforward:

On June 30, 2004, the Fund had a net capital loss carryforward of $10,736,801, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     29

[LOGO] Merrill Lynch Investment Managers

Portfolio Information

        As of December 31, 2004

                                              Country of              Percent of
Ten Largest Equity Holdings                     Origin                Net Assets
================================================================================
Ryanair Holdings Plc ..................       Ireland                    1.6%
People's Food Holdings Ltd. ...........       Singapore                  1.5
Koninklijke Wessanen NV CVA ...........       Netherlands                1.5
Cia Anonima Nacional Telefonos
  de Venezuela--CANTV .................       Venezuela                  1.4
Cia de Concessoes Rodoviarias .........       Brazil                     1.3
PT Bank Danamon Indonesia
  Tbk .................................       Indonesia                  1.3
Marzotto SpA ..........................       Italy                      1.2
International Power Plc ...............       United Kingdom             1.2
Red Robin Gourmet Burgers .............       United States              1.2
Vestas Wind Systems A/S ...............       Denmark                    1.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries*                                              Net Assets
================================================================================
Insurance ...........................................................    5.8%
Health Care Equipment & Supplies ....................................    5.6
Metals & Mining .....................................................    5.1
Biotechnology .......................................................    4.3
Commercial Banks ....................................................    4.1
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                     Percent of
                                                                        Total
Geographic Allocation                                                Investments
================================================================================
United States ...........................................               44.7%
Australia ...............................................                5.5
United Kingdom ..........................................                5.2
Japan ...................................................                4.7
Canada ..................................................                4.3
Indonesia ...............................................                2.8
Italy ...................................................                2.8
Netherlands .............................................                2.5
France ..................................................                2.2
Germany .................................................                2.1
Ireland .................................................                2.0
Finland .................................................                1.9
Taiwan ..................................................                1.8
Denmark .................................................                1.7
Hong Kong ...............................................                1.7
Singapore ...............................................                1.4
Venezuela ...............................................                1.3
Brazil ..................................................                1.2
India ...................................................                1.2
Switzerland .............................................                1.2
Philippines .............................................                1.1
Sweden ..................................................                1.0
China ...................................................                0.9
Greece ..................................................                0.9
South Korea .............................................                0.9
Malaysia ................................................                0.8
Norway ..................................................                0.6
South Africa ............................................                0.6
Spain ...................................................                0.6
Belgium .................................................                0.2
Israel ..................................................                0.2
--------------------------------------------------------------------------------


30      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Kenneth L. Chiang, Vice President and
  Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Merrill Lynch Global SmallCap Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must regis-ter your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2004     31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Global SmallCap Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #18177 -- 12/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Global SmallCap Fund, Inc.


        By: /s/ Robert C. Doll, Jr.
            -----------------------------------
            Robert C. Doll, Jr.,
            President of
            Merrill Lynch Global SmallCap Fund, Inc.

        Date: February 24, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Robert C. Doll, Jr.
            -----------------------------------
            Robert C. Doll, Jr.,
            President of
            Merrill Lynch Global SmallCap Fund, Inc.

        Date: February 24, 2005


        By: /s/ Donald C. Burke
            -----------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Global SmallCap Fund, Inc.

        Date: February 24, 2005